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                                                                   EXHIBIT 10.20

                              FIRST AMENDMENT TO

                    SENIOR LOAN AGREEMENT (BRIDGE FACILITY)

     THIS FIRST AMENDMENT TO SENIOR LOAN AGREEMENT (BRIDGE FACILITY) (this "AMENDMENT"), dated as of July 23, 1998, is by and between BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC., a Delaware corporation ( the "BORROWER") and THE PRUDENTIAL INSURANCE COMPANY OF AMERICA (the "LENDER").

     WHEREAS, the Borrower entered into that certain Senior Loan Agreement (Bridge Facility), dated as of July 6, 1998 (the "ORIGINAL AGREEMENT"), with Prudential Securities Credit Corporation ("PSCC"), pursuant to which, upon the terms and conditions therein set forth, PSCC agreed to lend to the Borrower the principal sum of $5,000,000, which principal indebtedness is evidenced by that certain promissory note of the Borrower in the principal amount of $5,000,000 (such promissory note being herein referred to as the "ORIGINAL NOTE"); and

     WHEREAS, Lender acquired the Original Note from PSCC and in connection therewith PSCC assigned to Lender all of PSCC's rights, interest and title in and to the Original Agreement; and

     WHEREAS, Borrower and Lender have executed that Subordinated Note and Warrant Purchase Agreement, dated as of July 23, 1998 (the "SUBORDINATED NOTE AGREEMENT"), and hereby desire to amend the Original Agreement to (i) reflect the acquisition of the Original Note by Lender from PSCC and to reflect the Lender's acquisition of PSCC's rights, title and interest in and to the Original Agreement and (ii) increase the amount to be lent to Borrower under the Original Agreement to the aggregate principal sum of $15,000,000, which principal indebtedness will be evidenced by a promissory note or notes of Borrower.

     NOW THEREFORE, the Borrower and Lender agree as follows:

     1. AMENDMENTS TO THE ORIGINAL AGREEMENT. The Original Agreement is hereby amended as follows:

     (a) The term "PRUDENTIAL" (as defined in the Preamble to the Original Agreement) shall mean "The Prudential Insurance Company of America."

     (b) The definition "ASSIGNMENT AND OPTION AGREEMENT" in Section 1.01 is amended by adding the following to the end of the definition: "including any subsequent amendments to such agreement."

     (c) The definition of "COMMITMENT" in Section 1.01 is amended to replace the reference to "$5,000,000" with "$15,000,000."
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     (d) The definition of "Confidential Information" in Section 1.01 is amended to read as follows, "Confidential Information" means any material non-public information regarding the Borrower or any of its Subsidiaries that is marked by the Borrower as confidential and is provided to the holder of the Note, any Person that purchases a participation in the Note or any offeree of the Note or of a participation therein pursuant to this Agreement, other than information
(i) that was publicly known or otherwise know to such holder, such Person or such offeree at the time of disclosure, (ii) that subsequently becomes publicly known through no act or omission of such holder, such Person or such offeree or
(iii) that otherwise becomes known to such holder, such Person or such offeree other than disclosure by the Borrower or any Subsidiary.

     (e) The definition of "LOAN DOCUMENTS" in Section 1.01 is amended to add the following clause after the end of the definition: "including (where the context allows) all subsequent amendments of any of the foregoing documents."

     (f) The definition of "SECURITY AGREEMENT AMENDMENTS" in Section 1.01 is replaced in its entirety with the following:

               "SECURITY AGREEMENT AMENDMENTS" means the First, Second and Third Amendments to the Security Agreements executed by the Borrower and the Guarantors, as applicable."

     (g) The definition of "STOCK PLEDGE AGREEMENT AMENDMENTS" in Section 1.01 is replaced in its entirety with the following:

               "STOCK PLEDGE AGREEMENT AMENDMENTS" means the First and Second Amendment to Stock Pledge Agreement executed by IWC Services, Inc. and the First, Second and Third Amendments to the Stock Pledge Agreement executed by the Borrower."

     (h) The clause in Section 2.11 following the "(ii)" is amended in its entirety to read as follows:

            "(ii) for working capital purposes (but only to the extent of any excess over the amounts paid under clause (i) of this Section 2.11), including any acquisitions as are acceptable to the Required Lenders."

     (i) Section 5.02(f) is amended by deleting the "and" after the (i) clause, deleting the period after the (ii) clause and replacing it with "; and" and by adding the following clause:

          "(iii) any investment to be made pursuant to that certain Stock Purchase Agreement, dated as of June 22, 1998, by and among Elmagco, Inc., Begemann, Inc. and Borrower."

     (j) Section 7.02(b) is deleted in its entirety and replaced with the following:
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               "(b)  if to Prudential, to it at The Prudential Insurance Company
          of America, c/o Prudential Capital Group, 2200 Ross Avenue, Suite 4200E, Dallas, Texas 75201, Attn: Managing Director, telephone: (214) 720-6200, telecopier: (214) 720-6299; and"

     (k) A new Section 7.12 is added, after Section 7.11, to read as follows:

               7.12 DISCLOSURE TO OTHER PERSONS. Except as provided in the second sentence of this Section 7.12, each holder of the Note and each Person that purchases a participation in the Note or any part thereof agrees that it will hold in confidence in accordance with such procedures such holder or Person applies generally to the information of this kind and not to disclose any Confidential Information provided by the Borrower or any Subsidiary; provided that such holder or Person will be free, after notice to the Borrower, to correct any false or misleading information which may become public concerning the relationship of such holder or Person to the Borrower. The Borrower acknowledges that the holder of any Note may deliver copies of any financial statements and other documents or materials delivered to such holder, and disclose any other information disclosed to such holder, and disclose any other information disclosed to such holder, by or on behalf of the Borrower or any Subsidiary in connection with or pursuant to this Agreement or the other Loan Documents to (i) such holder's directors, officers, employees, agents and professional consultants, (ii) any other holder of any Note, (iii) any Person to which such holder offers to sell such Note or any part thereof, (iv) any Person to which such holder sells or offers to sell a participation in all or any part of such Note, (v) any Person from which such holder offers to purchase any security of the Borrower,
          (vi) any federal or state regulatory authority having jurisdiction over such holder, (vii) the National Association of Insurance Commissioners or any similar organization or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate
          (a) in compliance with any law, rule, regulation or order applicable to such holder, (b) in response to any subpoena or other legal process or informal investigative demand or (c) in connection with any litigation to which such holder is a party. Each holder of the Note agrees to use confidential information for internal purposes only. As used herein, "Confidential Information" means any material non-public information regarding the Borrower or any of its Subsidiaries that is marked by the Borrower as confidential and is provided to the holder of the Note, any Person that purchases a participation in the Note or any offeree of the Note or of a participation therein pursuant to this Agreement, other than information (i) that was publicly known or otherwise known to such holder, such Person or such offeree at the time of disclosure, (ii) that subsequently becomes publicly known through no act or omission of such holder, such Person or such offeree or (iii) that otherwise becomes known to such holder, such Person or such offeree other than through disclosure by the Borrower or any Subsidiary.

     (l) The Form of Promissory Note at Exhibit A attached hereto hereby replaces Exhibit A to the Original Agreement.
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     (m) Schedule 3.01(f) is amended to add the following sentence:

          "All Debt incurred by the Borrower pursuant to or permitted under the terms of that certain Subordinated Note and Warrant Purchase Agreement, dated as of July 23, 1998, by and between Borrower and Lender."

     (n) Schedule 5.02(a) is amended to add the following sentence:

          "Liens securing Debt incurred by the Borrower pursuant to or permitted under the terms of that certain Subordinated Note and Warrant Purchase Agreement, dated as of July 23, 1998, by and between Borrower and Lender."

     2. REAFFIRMATION OF AGREEMENT. This Amendment shall be deemed to be an amendment to the Original Agreement, and the Original Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. Borrower hereby acknowledges that it is bound by the provisions of the Original Agreement, as amended hereby, without defense, setoff or counterclaim, and represents that there exists no Event of Default under the Original Agreement as amended hereby. All references to the Original Agreement in the Original Agreement and the other Loan Documents (as defined in the Original Agreement, but excluding this Amendment) shall hereafter be deemed to refer to the Original Agreement, as amended hereby. Additionally, all references to the Original Agreement in the Subordinated Note Agreement and the other Subordinated Note Documents (as defined in the Subordinated Note Agreement) shall be deemed to refer to the Original Agreement, as amended hereby.

     3. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns, except that the Borrower may not assign any of its rights or obligations under the Original Agreement, as amended by this Amendment, except to the extent permitted therein.

     4. HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     5. GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE. THE BORROWER HEREBY SUBMITS TO THE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY, NEW YORK AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND IRREVOCABLY AGREES THAT, SUBJECT TO SOLE AND ABSOLUTE ELECTION OF THE LENDER AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, ALL
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ACTIONS OR PROCEEDINGS RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT
SHALL BE LITIGATED IN SUCH COURTS, AND THE BORROWER WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED ON IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY PROCEEDING IN ANY SUCH COURTS. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS OR THE ACTIONS OF ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

     6. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7. SEVERABILITY. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.



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  IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first written above.

                             BORROWER:

                             BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC.



                             By:
                                Name:
                                Title:


                             LENDER:

                             THE PRUDENTIAL INSURANCE COMPANY OF AMERICA



                             By:
                                Name:
                                Title: